EXHIBIT 10.56

                               Amendment No. 1 To
              Trademark License And Technical Assistance Agreement


        This is Amendment No. 1 to the Trademark License and Technical Assistance Agreement dated November 1, 1997 by and between Latitude Licensing Corp. ("Licensor") and I.C. Isaacs & Co. L.P. covering men's Products (the "Agreement"). Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

        For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. The parties hereby acknowledge the Girbaud Design, Inc. has assigned the Agreement to Latitude Licensing Corp.

2. Paragraph 1.1(a) is amended to include the following sentence at the end of the paragraph and as a part thereof.

               Products authorized by this Agreement shall include tops and bottoms which incorporate active influences in terms of silhouettes, fabrics, details and other technical influences as adapted to Jean wear and Casual wear, including but not limited to products such as tee-shirts, polo shirts, sweat shirts, sweat pants, coats, and trousers.

3. Paragraph 2.1 of the Agreement is hereby amended by the addition of the following sentence at the end of that paragraph:

               In addition Licensee shall have the option to renew this agreement for an additional term of five years commencing on January 1, 2003 and ending on December 31, 2007.

4. Paragraph 5.2 of the Agreement is hereby amended by adding the following to the Minimum Royalties table set forth therein:

                             2003                  $3,000,000
                             2004                  $3,000,000
                             2005                  $3,000,000
                             2006                  $3,000,000
                             2007                  $3,000,000

5. Except as expressly modified herein, the terms of the Agreement remain in effect.

6. This Amendment is effective as of March 1, 1998.


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                                            LATITUDE LICENSING CORP.

                                            By:    /S/ Ramon Girbaud
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

Date:   3/4/98
     ---------------------------
                                            I.C. ISAACS & CO., L.P.

                                            By:    I.C. ISAACS & CO., INC.
                                                   ----------------------------
                                                   General Partner



                                                   By:    /S/ ROBERT J. ARNOT
                                                          ---------------------
                                                   Title: Chairman & Co-CEO

Date:   MARCH 4, 1998
     ---------------------------


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